SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

CAPITAL AUTOMOTIVE REIT
(Exact name of registrant as specified in its charter)

Maryland	000-23733	54-1870224

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

8270 Greensboro Drive, Suite 950
McLean, Virginia 22102
(703) 288-3075
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

     The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-73181) of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit No.	Description

1.01	Underwriting Agreement dated as of April 22, 2003, among Capital Automotive REIT, Capital Automotive L.P. and Credit Suisse First Boston LLC, as representative of the several underwriters named therein

5.01	Opinion of Shaw Pittman LLP as to the legality of the securities being registered by the registrant

8.01	Opinion of Shaw Pittman LLP regarding certain material tax issues relating to the registrant

23.01	Consent of Shaw Pittman LLP (included in its opinions filed as Exhibits 5.01 and 8.01)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTOMOTIVE REIT

By:	/s/ Thomas D. Eckert

Name:	Thomas D. Eckert
Title:	President and Chief Executive Officer

Dated: April 23, 2003

EXHIBIT INDEX

Exhibit No.	Description

1.01	Underwriting Agreement dated as of April 22, 2003, among Capital Automotive REIT, Capital Automotive L.P. and Credit Suisse First Boston LLC, as representative of the several underwriters named therein

5.01	Opinion of Shaw Pittman LLP as to the legality of the securities being registered by the registrant

8.01	Opinion of Shaw Pittman LLP regarding certain material tax issues relating to the registrant

23.01	Consent of Shaw Pittman LLP (included in its opinions filed as Exhibits 5.01 and 8.01)